UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2023

CORMEDIX INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34673	20-5894890
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Connell Drive, Suite 4200 Berkeley Heights, NJ	07922
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 517-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	CRMD	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 26, 2023, CorMedix Inc. (the “Company”) held its Annual Meeting of the Stockholders of the Company (the “Annual Meeting”). Holders of shares of the Company’s common stock, Series E Preferred Stock and Series G Preferred Stock were entitled to vote at the Annual Meeting.

The Company’s stockholders voted on the following three proposals at the Annual Meeting, casting their votes as described below. For more information about the following proposals, please see the definitive proxy statement filed by the Company with the Securities and Exchange Commission on September 13, 2023 (the “Proxy Statement”).

Proposal No. 1 - Election of Directors. The following individuals, each of whom was named as a nominee in the Proxy Statement, were elected by the Company’s stockholders by a plurality of votes cast to serve on the Company’s board of directors until the Company’s 2024 annual meeting of stockholders. Information on the vote relating to each director standing for election is set forth below:

Nominee	FOR	WITHHELD	BROKER NON-VOTES
Janet Dillione	10,598,504	6,541,397	21,612,075
Gregory Duncan	15,929,357	1,210,544	21,612,075
Alan W. Dunton	15,731,113	1,408,788	21,612,075
Myron Kaplan	11,246,141	5,893,760	21,612,075
Steven Lefkowitz	16,007,358	1,132,543	21,612,075
Joseph Todisco	12,774,071	4,365,830	21,612,075
Robert Stewart	16,175,492	964,409	21,612,075

Proposal No. 2 – Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers for 2022. Proposal No. 2 was to approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers for 2022, as disclosed in the Proxy Statement. The proposal was approved. The results of the vote taken were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,781,884	4,234,480	123,537	21,612,075

Proposal No. 3 - Ratification of Appointment of Independent Registered Public Accounting Firm. Proposal No. 3 was to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The proposal was approved. The results of the vote taken were as follows:

FOR	AGAINST	ABSTAIN
37,796,427	700,384	255,165

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORMEDIX INC.

Date: October 30, 2023	By:	/s/ Joseph Todisco
	Name:	Joseph Todisco
	Title:	Chief Executive Officer

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